FOR IMMEDIATE RELEASE

Labcorp Contacts:
Investors: Chas Cook — 336-436-5076
Investor@Labcorp.com

Media: Chris Allman-Bradshaw – 336-436-8263
Media@Labcorp.com

LABCORP TO ANNOUNCE FIRST QUARTER FINANCIAL RESULTS ON APRIL 29, 2021

BURLINGTON, N.C., March 30, 2021-- Labcorp (NYSE: LH), a leading global life sciences company, will release its first quarter of 2021 financial results before the market opens on Thursday, April 29, 2021, and then will host a conference call and webcast beginning at 9:00 a.m. ET to discuss the results. The earnings release and accompanying financial information will be posted on the Labcorp Investor Relations website.

Interested parties can access the conference call by dialing 1-877-898-8036 within the U.S. and Canada, or 1-720-634-2811 internationally, using the conference ID 6566853. In addition, a real-time webcast of the conference call will be available on the Labcorp Investor Relations website.

An audio replay of the conference call will be available from 1:00 p.m. ET on April 29, 2021, until 11:30 p.m. ET on May 13, 2021, by dialing 1-855-859-2056 within the U.S. and Canada, or 1-404-537-3406 internationally, using the conference ID 6566853. The webcast of the conference call will be archived and accessible through April 15, 2022, on the Labcorp Investor Relations website.

About Labcorp Labcorp is a leading global life sciences company that provides vital information to help doctors, hospitals, pharmaceutical companies, researchers, and patients make clear and confident decisions. Through our unparalleled diagnostics and drug development capabilities, we provide insights and accelerate innovations to improve health and improve lives. With more than 70,000 employees, we serve clients in more than 100 countries. Labcorp (NYSE: LH) reported revenue of $14 billion in FY2020. Learn more about us at www.Labcorp.com or follow us on LinkedIn and Twitter @Labcorp.

Cautionary Statement Regarding Forward-Looking Statements This press release contains forward-looking statements, including, but not limited to, statements with respect to the impact of various factors on operating and financial results, including the projected impact of the COVID-19 pandemic on the company’s businesses, operating results, cash flows and/or financial condition, statements relating to our responses to and the expected future impacts of the COVID-19 pandemic, on our business more generally as well as on general economic, business, and market conditions, future business strategies, expected savings and synergies (including from the LaunchPad initiative and from acquisitions), and the opportunities for future growth.

Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond the company’s control, including without limitation, the impact of the COVID-19 pandemic and its impact on our business and financial condition and on general economic, business, and market conditions, our ability (or inability) to execute on our plans to respond to the COVID-19 pandemic, competitive actions and other unforeseen changes and general uncertainties in the marketplace, changes in government regulations, including healthcare reform, customer purchasing decisions, including changes in payer regulations or policies, other adverse actions of governmental and third-party payers, changes in testing guidelines or recommendations, federal, state, and local government responses to the COVID-19 pandemic, the effect of public opinion on the company’s reputation, adverse results in material litigation matters, the impact of changes in tax laws and regulations, failure to maintain or develop customer relationships, our ability to develop or acquire new products and adapt to technological changes, failure in information technology, systems or data security, adverse weather conditions, the number of revenue days in a financial period, employee relations, personnel costs, and the effect of exchange rate fluctuations. These factors, in some cases, have affected and in the future (together with other factors) could affect the company’s ability to implement the company’s business strategy and actual results could differ materially from those suggested by these forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements. The company has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the company’s most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the company’s other filings with the SEC. The information in this press release should be read in conjunction with a review of the company’s filings with the SEC including the information in the company’s most recent Annual Report on Form 10-K, and subsequent Forms 10-Q, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
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